UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2011

Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.
(SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Muni Fund Inc.

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

*  Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Additional shareholder information	27

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the six months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

IV	Western Asset Intermediate Muni Fund Inc.

Investment commentary (cont’d)

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. These setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from maturing agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of maturing securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent.

Western Asset Intermediate Muni Fund Inc.	V

The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Fixed income market review

In November 2010 (prior to the beginning of the reporting period), financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. This caused a number of the spread sectors (non-Treasuries) to weaken during the month. While most U.S. spread sectors regained their footing during the first five months of the reporting period, others, such as emerging market debt, produced mixed results given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated during the six months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.45% and 2.81%, respectively. Both two- and ten-year yields moved sharply higher in late 2010 and early 2011 given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. Yields again moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May given disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were where they began the period at 0.45% and ten-year Treasury yields were 3.05%.

The municipal bond market modestly outperformed its taxable bond counterpart over the six months ended May 31, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 2.04% and 1.91%, respectively. During the first month of the period, the municipal bond market was negatively impacted by a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In January 2011, there were some high profile issues regarding the financial well-being of some municipal bond issuers. However, the municipal market posted positive returns for three of the last four months of the period given improving tax revenues, a sharp decline in new issuance and an increase in demand from non-traditional municipal investors, such as insurance companies and hedge funds.

Performance review

For the six months ended May 31, 2011, Western Asset Intermediate Muni Fund Inc. returned 2.50% based on its net asset value (“NAV”)viii and 1.96% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the

VI	Western Asset Intermediate Muni Fund Inc.

Investment commentary (cont’d)

Barclays Capital 1-15 Year Municipal Bond Indexix, returned 2.18% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagex returned 2.48% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.24 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$9.70 (NAV)	2.50%
$9.39 (Market Price)	1.96%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

June 24, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds,” are subject to greater credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and

Western Asset Intermediate Muni Fund Inc.	VII

insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii        The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            The Barclays Capital 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

x               Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

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Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and November 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

SBI	— Western Asset Intermediate Muni Fund Inc.
BC 1-15 Year Muni Bond	— Barclays Capital 1-15 Year Municipal Bond Index

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

SBI	— Western Asset Intermediate Muni Fund Inc.
BC 1-15 Year Muni Bond	— Barclays Capital 1-15 Year Municipal Bond Index

4	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2011

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.9%
Alaska — 1.1%
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	$ 500,000	$580,900
North Slope Boro, AK, Refunding, NATL	5.000%	6/30/15	1,250,000	1,425,488
Total Alaska				2,006,388
Arkansas — 0.6%
Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project	7.000%	4/1/12	1,000,000	1,019,680	(a)
California — 5.0%
California Statewide CDA Revenue:
Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,004,380
Proposition 1A Receivables Program	5.000%	6/15/13	3,000,000	3,209,490
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	510,000	557,965	(b)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,154,560
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	165,000	177,438	(b)
Total California				9,103,833
Colorado — 5.2%
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Bromley East Project	7.000%	9/15/20	1,000,000	1,018,630	(c)
Bromley School Project, XLCA	5.125%	9/15/20	1,155,000	1,177,800
Refunding & Improvement, University Lab School, XLCA	5.250%	6/1/24	1,350,000	1,352,214
University Lab School Project	6.125%	6/1/21	500,000	500,000	(c)
Denver, CO, Health & Hospital Authority	6.250%	12/1/16	710,000	730,640	(c)
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	1,873,880
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	2,000,000	2,130,140
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	750,000	707,857
Total Colorado				9,491,161
Connecticut — 1.6%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	2,000,000	1,875,180
Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA	6.375%	7/1/12	960,000	970,598	(a)
Total Connecticut				2,845,778
Florida — 5.6%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	5,000,000	5,322,050
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,125,320
Old Palm Community Development District, FL, Palm Beach Gardens	5.375%	5/1/14	1,010,000	939,522

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	5

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Orange County, FL, Health Facilities Authority Revenue:
First Mortgage Healthcare Facilities	8.750%	7/1/11	$ 145,000	$145,028
Hospital Adventist Health Systems	6.250%	11/15/24	1,500,000	1,619,205	(c)
Total Florida				10,151,125
Georgia — 6.8%
Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC	5.250%	12/1/23	970,000	1,035,805	(c)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,274,040
Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center	6.000%	1/1/17	650,000	654,602
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,021,920
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,071,920
Georgia Municipal Electric Authority:
Power Revenue, Refunding, AGM	5.000%	1/1/18	3,000,000	3,149,580
Power System Revenue	6.500%	1/1/12	110,000	113,625
Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC	5.000%	1/1/21	1,000,000	1,039,380
Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue	7.000%	7/1/11	995,000	1,000,215	(b)
Total Georgia				12,361,087
Illinois — 2.2%
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,500,000	1,577,910	(a)
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	660,000	715,242	(b)
Illinois Development Finance Authority, Chicago Charter School Foundation Project A	5.250%	12/1/12	155,000	161,256	(b)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,609,947
Total Illinois				4,064,355
Indiana — 2.8%
Ball State University, Indiana University Revenue, Student Fee, FGIC	5.750%	7/1/20	800,000	825,336	(c)
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,314,920	(d)
Total Indiana				5,140,256
Iowa — 0.2%
Muscatine, IA, Electric Revenue	9.700%	1/1/13	320,000	349,923	(b)

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 1.4%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	$2,500,000	$2,640,400	(e)
Louisiana — 0.0%
Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna	8.000%	5/15/12	55,000	56,812	(b)
Maryland — 0.3%
Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, AGM	6.500%	7/1/13	550,000	574,244
Massachusetts — 2.3%
Lancaster, MA, GO, AMBAC	5.375%	4/15/17	1,130,000	1,173,279
Massachusetts State DFA Revenue:
Curry College, ACA	6.000%	3/1/20	435,000	435,296
VOA Concord, GNMA-Collateralized	6.700%	10/20/21	340,000	365,235	(c)
Massachusetts State HEFA Revenue:
Caritas Christi Obligation	6.500%	7/1/12	1,040,000	1,073,768	(b)
Milford-Whitinsville Regional Hospital	6.500%	7/15/23	1,000,000	1,076,310	(c)
Total Massachusetts				4,123,888
Michigan — 7.1%
Jenison, MI, Public Schools GO, Building and Site, FGIC	5.500%	5/1/20	1,000,000	1,031,420	(c)
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,694,648
Michigan State, Hospital Finance Authority Revenue:
Oakwood Obligated Group	5.500%	11/1/18	1,000,000	1,028,320
Refunding, Hospital Sparrow Obligated	5.000%	11/15/12	500,000	524,190
Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,284,462
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,051,370
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/16	5,000,000	5,312,850	(a)
Total Michigan				12,927,260
Missouri — 1.6%
Lees Summit, MO, IDA, Health Facilities Revenue, John Knox Village	5.750%	8/15/11	405,000	409,358(b)
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	2,500,000	2,598,525	(a)(e)
Total Missouri				3,007,883
Nevada — 2.3%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,132,200
New Hampshire — 3.7%
New Hampshire HEFA Revenue:
Covenant Health	6.500%	7/1/17	445,000	464,259	(c)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	7

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Hampshire — continued
Covenant Health, Unrefunded Balance	6.500%	7/1/17	$ 140,000	$143,611
Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,062,016
Total New Hampshire				6,669,886
New Jersey — 5.0%
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,252,000
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,175,480
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	2,450,000	2,591,512	(a)
Ringwood Borough, NJ, Sewer Authority Special Obligation	9.875%	7/1/13	65,000	71,218	(b)
Total New Jersey				9,090,210
New Mexico — 1.6%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,310,287
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,572,829
Total New Mexico				2,883,116
New York — 2.9%
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	3,025,000	3,199,754
New York State Thruway Authority Highway & Bridge Trust Fund Revenue, AMBAC	5.000%	4/1/21	2,000,000	2,161,140
Total New York				5,360,894
North Carolina — 1.0%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	1,795,430
Ohio — 5.1%
American Municipal Power-Ohio Inc., Electricity Purchase Revenue	5.000%	2/1/13	2,000,000	2,070,300
Kettering, OH, City School District, School Improvement, AGM	5.000%	12/1/19	1,000,000	1,074,130
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,098,290
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	5,000,000	5,129,400	(e)
Total Ohio				9,372,120
Oklahoma — 1.4%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,604,775

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 6.8%
Conneaut, PA, School District, GO, AMBAC	9.500%	5/1/12	$ 15,000	$ 16,217	(b)
Harrisburg, PA, Parking Authority Parking Revenue, AGM	5.500%	5/15/20	1,000,000	1,049,680	(c)
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	2,000,000	2,103,420
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,365,000	1,314,140
Pennsylvania State IDA Revenue, Economic Development, AMBAC	5.500%	7/1/21	1,000,000	1,035,650
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	2,000,000	2,124,920
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,073,280
Philadelphia, PA, Water & Wastewater, FGIC	5.250%	11/1/14	2,000,000	2,105,740
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	1,350,000	1,567,701
Total Pennsylvania				12,390,748
Puerto Rico — 1.1%
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	2,000,000	2,055,660
Rhode Island — 0.5%
Central Falls, RI, GO, Radian	5.875%	5/15/15	1,000,000	839,120
South Carolina — 0.7%
Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity	6.000%	12/1/21	1,100,000	1,202,971	(c)
Tennessee — 3.7%
Jackson, TN, Water & Sewer Revenue	7.200%	7/1/12	15,000	15,357	(b)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	2,030,000	2,006,432
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	4,817,685
Total Tennessee				6,839,474
Texas — 10.0%
Brazos River, TX, Harbor Navigation District, BASF Corp. Project	6.750%	2/1/12	400,000	399,976
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	1,000,000	1,055,510	(a)
El Paso County, TX, Housing Finance Corp., La Plaza Apartments, Subordinated	8.000%	7/1/30	250,000	223,225
El Paso County, TX, Housing Finance Corp., MFH Revenue, American Village Communities	6.250%	12/1/24	360,000	361,418
El Paso, TX, Water & Sewer Revenue:
Refunding & Improvement, AGM	6.000%	3/1/15	955,000	995,740	(c)
Refunding & Improvement, AGM, Unrefunded Balance	6.000%	3/1/15	45,000	46,719

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	9

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Fort Worth, TX, Water & Sewer Revenue	5.625%	2/15/17	$2,000,000	$ 2,074,980	(c)
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	6,250,000	6,615,000
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,041,860
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,107,580
Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC	5.500%	10/1/19	1,000,000	1,069,130	(c)
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	12.416%	7/2/24	175,000	196,641	(a)(d)(f)
Total Texas				18,187,779
Utah — 0.9%
Spanish Fork City, UT, Water Revenue:
AGM	5.500%	6/1/16	350,000	368,312	(c)
AGM, Unrefunded Balance	5.500%	6/1/16	1,135,000	1,193,793	(c)
Total Utah				1,562,105
Virginia — 2.5%
Pittsylvania County, VA, GO	5.500%	2/1/22	540,000	619,029
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,176,250
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,826,075
Total Virginia				4,621,354
Washington — 1.7%
Energy Northwest Washington Electric Revenue, Project No. 3, AGM	5.500%	7/1/18	2,000,000	2,028,220	(c)
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,077,030
Total Washington				3,105,250
Wisconsin — 1.2%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,272,060	(a)
Total Investments before Short-Term Investments (Cost — $168,584,664)				174,849,225
Short-Term Investments — 4.1%
California — 1.0%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Jewish Home San Francisco, LOC-Wells Fargo Bank N.A.	0.080%	11/15/35	300,000	300,000	(g)(h)
California Health Facilities Finance Authority Revenue, Hospital Adventist Health Systems, LOC-Wells Fargo Bank N.A.	0.080%	9/1/25	1,600,000	1,600,000	(g)(h)
Total California				1,900,000

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — 0.2%
St. James Parish, LA, PCR, Texaco Inc. Project	0.110%	7/1/12	$ 320,000	$ 320,000	(g)(h)
New York — 0.5%
New York City, NY, GO:
LOC-Dexia Credit Local	0.650%	1/1/36	400,000	400,000	(g)(h)
SPA-Wells Fargo Bank N.A.	0.090%	4/1/32	300,000	300,000	(g)(h)
New York, NY, GO, AGM	0.160%	8/1/19	300,000	300,000	(g)(h)
Total New York				1,000,000
Puerto Rico — 2.1%
Commonwealth of Puerto Rico, GO, Public Improvement, AGM, SPA-Dexia Credit Local	0.180%	7/1/21	3,800,000	3,800,000	(g)(h)
Texas — 0.3%
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital System	0.100%	12/1/41	500,000	500,000	(g)(h)
Total Short-Term Investments (Cost — $7,520,000)				7,520,000
Total Investments — 100.0% (Cost — $176,104,664#)				$182,369,225

(a)    Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)   Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)    Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)   Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)    Maturity date shown represents the mandatory tender date.

(f)      Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.

(g)   Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)   Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#       Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	11

Western Asset Intermediate Muni Fund Inc.

Abbreviations used in this schedule:

ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company — Insured Bonds
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance — Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds
XLCA	— XL Capital Assurance Inc. — Insured Bonds

Summary of Investments by Industry†

Industrial revenue	19.0%
Health care	14.0
Pre-refunded/escrowed to maturity	12.8
Power	12.1
Transportation	8.2
Local general obligation	7.2
Education	5.8
Special tax obligation	5.2
Leasing	3.7
Water & sewer	2.4
Solid waste/resource recovery	2.0
Housing	1.9
Other	1.6
Short-term Investments	4.1
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Intermediate Muni Fund Inc.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	3.4%
AA/Aa	32.8
A	41.5
BBB/Baa	11.2
BB/Ba	1.1
B/B	0.5
A-1/VMIG 1	4.1
NR	5.4
100.0%

*	As a percentage of total investments.
**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 13 through 16 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	13

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

14	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	15

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

16	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

May 31, 2011

Assets:
Investments, at value (Cost — $176,104,664)	$182,369,225
Interest receivable	3,002,622
Receivable for securities sold	995,000
Prepaid expenses	41,141
Total Assets	186,407,988

Liabilities:
Investment management fee payable	86,718
Directors’ fees payable	13,941
Distributions payable to auction rate cumulative preferred stockholders	417
Due to custodian	257
Accrued expenses	81,833
Total Liabilities	183,166
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
Total Net Assets	$136,224,822

Net Assets:
Par value ($0.001 par value; 14,044,516 shares issued and outstanding, 100,000,000 shares authorized)	$14,045
Paid-in capital in excess of par value	138,452,605
Undistributed net investment income	2,876,589
Accumulated net realized loss on investments	(11,382,978)
Net unrealized appreciation on investments	6,264,561
Total Net Assets	$136,224,822

Shares Outstanding	14,044,516

Net Asset Value	$9.70

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2011

Investment Income:
Interest	$4,423,286

Expenses:
Investment management fee (Note 2)	503,623
Audit and tax	20,662
Shareholder reports	19,353
Directors’ fees	17,229
Legal fees	15,176
Auction participation fee (Note 5)	12,480
Transfer agent fees	10,977
Stock exchange listing fees	9,877
Rating agency fees	6,846
Fund accounting fees	5,946
Auction agent fees	4,350
Custody fees	3,631
Insurance	2,220
Miscellaneous expenses	1,438
Total Expenses	633,808
Net Investment Income	3,789,478

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(19,020)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(508,083)
Net Loss on Investments	(527,103)
Distributions Paid to Auction Rate Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(98,774)
Increase in Net Assets from Operations	$3,163,601

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended May 31, 2011 (unaudited) and the Year Ended November 30, 2010	2011	2010

Operations:
Net investment income	$3,789,478	$7,733,581
Net realized loss	(19,020)	(406,719)
Change in net unrealized appreciation (depreciation)	(508,083)	1,513,041
Distributions paid to auction rate preferred stockholders from net investment income	(98,774)	(202,508)
Increase in Net Assets From Operations	3,163,601	8,637,395

Distributions to Shareholders From (Notes 1):
Net investment income	(3,370,684)	(6,610,233)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(3,370,684)	(6,610,233)

Fund Share Transactions:
Reinvestment of distributions (0 and 11,732 shares issued, respectively)	—	115,162
Increase in Net Assets From Fund Share Transactions	—	115,162
Increase (Decrease) in Net Assets	(207,083)	2,142,324

Net Assets:
Beginning of period	136,431,905	134,289,581
End of period*	$136,224,822	$136,431,905
* Includes undistributed net investment income of:	$2,876,589	$2,556,569

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2011[1]		2010	2009[2]		2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$9.71		$9.57	$8.52		$9.68	$9.76	$9.66	$10.02

Income (loss) from operations:
Net investment income	0.26		0.54	0.50		0.55	0.55	0.56	0.56
Net realized and unrealized gain (loss)	(0.02)		0.08	0.95		(1.18)	(0.07)	0.10	(0.27)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)		(0.01)	(0.02)		(0.12)	(0.14)	(0.12)	(0.09)
Total income (loss) from operations	0.23		0.61	1.43		(0.75)	0.34	0.54	0.20

Less distributions from:
Net investment income	(0.24)		(0.47)	(0.38)		(0.41)	(0.42)	(0.44)	(0.56)
Total distributions	(0.24)		(0.47)	(0.38)		(0.41)	(0.42)	(0.44)	(0.56)
Net asset value, end of period	$9.70		$9.71	$9.57		$8.52	$9.68	$9.76	$9.66
Market price, end of period	$9.39		$9.45	$9.07		$7.55	$8.66	$9.00	$8.60
Total return, based on NAV[4,5]	2.50%		6.58%	17.50%		(7.56)%	3.89%	6.17%	2.41%
Total return, based on Market Price[5]	1.96%		9.44%	25.66%		(8.44)%	0.79%	9.97%	(2.40)%
Net assets, end of period (000s)	$136		$136	$134		$120	$136	$137	$136

Ratios to Average Net Assets[6]:
Net expenses	0.95	[7]	0.98	1.09	[7]	1.12	1.02	1.14 [8]	1.23 [9]
Net expenses, excluding interest expense	0.95	[7]	0.98	1.09	[7]	1.12	1.02	1.03 [8]	1.12 [9]
Net investment income	5.69	[7]	5.64	5.97	[7]	5.89	5.67	5.82	5.89

Portfolio turnover rate	4%		15%	16%		19%	26%	7%	18%
Auction Rate Cumulative Preferred Stock[10]:
Total Amount Outstanding (000s)	$50,000		$50,000	$50,000		$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	93,112		93,216	92,145		84,794	92,912	93,463	92,776
Involuntary Liquidating Preference Per Share[11]	25,000		25,000	25,000		25,000	25,000	25,000	25,000

1         For the six months ended May 31, 2011 (unaudited).

2         For the period January 1, 2009 through November 30, 2009.

3         For the year ended December 31.

4         Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7         Annualized.

8         Reflects fees forgone and/or expense reimbursements.

9         Ratio for 2005 was changed to reflect a correction of an immaterial amount.

10    On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.

11    Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of

22	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$174,849,225	—	$174,849,225
Short-term investments†	—	7,520,000	—	7,520,000
Total investments	—	$182,369,225	—	$182,369,225

†  See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	23

In addition, the holders of the Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees

24	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2011, the Fund had accrued $3,988 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 7,238,987
Sales	16,054,821

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,386,025
Gross unrealized depreciation	(1,121,464)
Net unrealized appreciation	$6,264,561

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2011, the Fund did not invest in derivative instruments and does not have any intentions to do so in the future.

5. Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.305% to 0.503% during the six month

Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report	25

period ended May 31, 2011. The weighted average dividend rate for the six month period ended May 31, 2011 was 0.396%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2011, CGM earned $12,480 as a participating broker/dealer.

6. Distributions Subsequent to May 31, 2011

On May 16, 2011, the Fund’s Board of Directors declared a dividend in the amount of $0.04 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

7. Capital loss carryforward

As of November 30, 2010, the Fund had a net capital loss carryforward of approximately $11,398,544, of which $569,469 expires in 2011, $3,529,445 expires in 2012, $2,162,105 expires in 2013, $4,622,724 expires in 2017 and $514,801 expires in 2018. These amounts will be available to offset any future taxable gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

26	Western Asset Intermediate Muni Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

Western Asset Intermediate Muni Fund Inc.	27

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on March 31, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for	Common Shares Withheld	Preferred Shares Voted For	Preferred Shares Withheld
Daniel P. Cronin	12,954,810	247,230	1,993	0
Leslie H. Gelb	12,864,859	327,181	1,993	0
William R. Hutchinson	0	0	1,993	0

At May 31, 2011, in addition to Daniel P. Cronin, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
R. Jay Gerken
Riordan Roett
Jeswald W. Salacuse

28	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Intermediate Muni Fund Inc.	29

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

Intermediate Muni Fund Inc.

Directors	Western Asset Intermediate Muni Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company
New York Stock Exchange AMEX Symbol
Officers	Custodian	SBI
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Kaprel Ozsolak	Boston, MA 02111
Chief Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	59 Maiden Lane
Identity Theft Protection Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Auction agent
Thomas C. Mandia	Deutsche Bank
Assistant Secretary	60 Wall Street
Steven Frank	New York, NY 10005
Treasurer
Jeanne M. Kelley
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010074 7/11 SR11-1408

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2011